Concentrations	12 Months Ended
Dec. 31, 2011
Risks and Uncertainties [Abstract]
Concentration Risk Disclosure [Text Block]
NOTE 17 – CONCENTRATIONS

As of December 31, 2011 and 2010, the Company held cash in the PRC banks of $6,435,877 and $12,867,137, respectively that is uninsured by the government authority. To limit exposure to credit risk relating to deposits, the Company primarily place cash deposits only with financial institutions in the PRC with acceptable credit rating.

The Company’s operations are carried out in the PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC as well as by the general state of the PRC’s economy. The business may be influenced by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

Customers

Three customers accounted approximately 86.4% and 94.0% of the Company’s revenue during the years ended December 31, 2011 and 2010, respectively. At December 31, 2011 and 2010, two of the three customers accounted for 100 % and 94.4% of the Company’s total outstanding accounts receivable, respectively.

Suppliers

Two suppliers accounted approximately for 30.6% of the Company’s purchases during year 2011. The Company did not have any supplier accounted for more than 10% of its total purchase during year 2010. The Company did not have accounts payable as of December 31, 2011 and December 31, 2010 to these suppliers.